EXHIBIT 32.01
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
CODE)
     In connection with the Quarterly Report of LecTec Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission (the “Report”), I, Greg G. Freitag, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Greg G. Freitag Greg G. Freitag
Chief Executive Officer
(Principal Executive and Financial Officer)
November 15, 2010